                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:_____________

2)  Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________________

4)  Proposed maximum aggregate value of transaction:____________________________

5)  Total fee paid:_____________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:_____________________________________________________

2)  Form, Schedule or Registration Statement No.:_______________________________

3)  Filing Party:_______________________________________________________________

4)  Date Filed:_________________________________________________________________

                                                                     PRELIMINARY

                             NATIONWIDE MUTUAL FUNDS

                  THREE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of each Fund of Nationwide Mutual Funds:

         Notice is hereby given that the Annual Meeting of Shareholders of each of the series or portfolios (collectively, the "Funds") of Nationwide Mutual Funds, an Ohio business trust (the "Trust"), will be held on Wednesday, July 26, 2000, at __:00 a.m., E.D.S.T., at Three Nationwide Plaza, Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:

         1. To elect a Board of Trustees;

         2. To ratify the selection of KPMG LLP, independent public accountants, as auditors to be employed by the Trust for the fiscal year ending October 31, 2000;

         3. To amend the fundamental investment policy for each Fund regarding making loans;

         4. To amend the fundamental investment policy for each Fund regarding commodities and commodities contracts;

         5. To amend the fundamental investment policy regarding real estate for each of Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, Money Market Fund, S&P 500 Index Fund, Morley Capital Accumulation Fund, Morley Enhanced Income Fund, Value Opportunities Fund, High Yield Bond Fund, Small Cap Index Fund, Mid Cap Market Index Fund, International Index Fund and Bond Index Fund;

         6. To amend the fundamental investment policy regarding borrowing and issuing senior securities for each of Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Small Cap Fund, Prestige Balanced Fund and Prestige International Fund;

         7. To amend the fundamental investment policy with respect to diversification for each of Morley Enhanced Income Fund, Value Opportunities Fund and High Yield Bond Fund;

         8. To approve the reclassification of the fundamental investment objective(s) as nonfundamental for each of Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund,

         Intermediate U.S. Government Bond Fund, Money Market Fund, S&P 500 Index Fund, Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Small Cap Fund, Prestige Balanced Fund and Prestige International Fund;

         9. To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Nationwide Mid Cap Growth Fund, and Villanova Mutual Fund Capital Trust, as investment adviser to such Fund, to increase the investment advisory fees for such Fund; and

         10. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         As a shareholder of record at the close of business of May 12, 2000, you have the right to direct the persons listed on the enclosed Proxy on how your shares in the Fund(s) should be voted. To assist you, a Proxy is enclosed that reflects the number of shares of each Fund you are entitled to vote. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

                                                   By Order of the Trustees,



June __, 2000                                      Elizabeth A. Davin, Secretary



                             YOUR VOTE IS IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                                                     PRELIMINARY

                                 PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             NATIONWIDE MUTUAL FUNDS
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                            TO BE HELD JULY 26, 2000

                           GENERAL VOTING INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Mutual Funds, an Ohio business trust (the "Trust"), to be used in connection with the Annual Meeting of Shareholders (the "Meeting") of all series or funds of the Trust (collectively the "Funds") to be held at __:00 a.m., E.D.S.T., on Wednesday, July 26, 2000. The Meeting will be conducted at the principal executive offices of the Trust: Three Nationwide Plaza, Columbus, Ohio 43215. The Trustees have fixed the close of business on May 12, 2000, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.

         The approximate date on which this Proxy Statement and forms of proxy are first sent to shareholders is on or about June __, 2000.

         Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. The following table sets forth the number of shares of beneficial interest (the "Shares") of each of the Funds which were outstanding as of the Record Date and are therefore entitled to vote at the Meeting:

                  FUND                                        SHARES OUTSTANDING
                  ----                                        ------------------
         Mid Cap Growth Fund..................................        878,650
         Growth Fund..........................................     60,337,340
         Nationwide Fund......................................     74,119,319
         Bond Fund............................................     13,278,139
         Tax-Free Income Fund.................................     21,998,393
         Long-Term U.S. Government Bond Fund..................      3,115,467
         Intermediate U.S. Government Bond Fund...............     10,743,962
         Money Market Fund....................................  1,395,864,845
         S&P 500 Index Fund...................................     15,497,405
         Morley Capital Accumulation Fund.....................      1,550,611
         Morley Enhanced Income Fund..........................      1,117,075
         Prestige Large Cap Value Fund........................      2,886,837
         Prestige Large Cap Growth Fund.......................      3,392,505
         Prestige Small Cap Fund..............................      2,097,419
         Prestige Balanced Fund...............................        853,719

         Prestige International Fund..........................      1,397,905
         Small Cap Index Fund.................................          2,740
         International Index Fund.............................         25,788
         Bond Index Fund......................................          6,346
         Mid Cap Market Index Fund............................        501,087
         Investor Destinations Aggressive Fund................          3,037
         Investor Destinations Moderately Aggressive Fund.....          3,000
         Investor Destinations Moderate Fund..................          6,249
         Investor Destinations Moderately Conservative Fund...          3,000
         Investor Destinations Conservative Fund..............          3,000
         Value Opportunities Fund.............................        188,676
         High Yield Bond Fund.................................     10,744,087

         Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy cards will vote the Shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated Proxy is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. Shareholders may revoke previously submitted proxies at any time prior to the Meeting by either submitting to the Trust a subsequently dated proxy, delivering to the Trust a written notice of revocation or otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORTS TO SHAREHOLDERS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, ONCE AVAILABLE, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 848-0920. THE APPLICABLE ANNUAL REPORTS AND SEMI-ANNUAL REPORTS WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

         At the Meeting, shareholders will be voting either together as a group without regard to Fund or separately by Fund, depending on the proposal being considered.

         The following table summarizes the proposals on which shareholders are being asked to vote (singly a "Proposal" and collectively the "Proposals") and indicates which shareholders are eligible to vote on each Proposal. Proposals 1 and 2 will be voted upon by all Funds as a group; Proposals 3 and 4 will be voted upon by all Funds voting individually by Fund; Proposals 5, 6, 7 and 8 will be voted upon by only those Funds to which they specifically relate, voting individually by Fund; and Proposal 9 will be voted upon only by the shareholders of the Mid Cap Growth Fund.

---------------------------------- ----------------------------------------- -----------------------------------------
            PROPOSAL                    BRIEF DESCRIPTION OF PROPOSAL           SHAREHOLDERS WHO WILL VOTE ON THE
            --------                    -----------------------------           ---------------------------------
                                                                                             PROPOSAL
                                                                                             --------
---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 1                         To elect a Board of Trustees              Shareholders of all Funds voting
                                                                             together as a group
---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 2                         To ratify the selection of KPMG LLP as    Shareholders of all Funds voting
                                   auditors                                  together as a group
---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 3                         To amend the fundamental investment       Shareholders of all Funds Voting
                                   policy regarding making loans for each    Separately by Fund
                                   Fund

---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 4                         To amend the fundamental investment       Shareholders of all Funds Voting
                                   policy regarding commodities and          Separately by Fund
                                   commodities contracts for each Fund
---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 5                         To amend the fundamental investment       Shareholders of Such Funds Voting
                                   policy regarding real estate for each     Separately by Fund
                                   of the following Funds:

                                   o  Mid Cap Growth Fund
                                   o  Growth Fund
                                   o  Nationwide Fund
                                   o  Bond Fund
                                   o  Tax-Free Income Fund
                                   o  Long-Term U.S. Government Bond Fund
                                   o  Intermediate U.S. Government Bond Fund
                                   o  Money Market Fund
                                   o  S&P 500 Index Fund
                                   o  Morley Capital Accumulation Fund
                                   o  Morley Enhanced Income Fund
                                   o  Value Opportunities Fund
                                   o  High Yield Bond Fund
                                   o  Small Cap Index Fund
                                   o  Mid Cap Market Index Fund
                                   o  International Index Fund
                                   o  Bond Index Fund

---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 6                         To amend the fundamental investment       Shareholders of Such Funds Voting
                                   policy regarding borrowing and issuing    Separately by Fund
                                   senior securities for each of:
---------------------------------- ----------------------------------------- -----------------------------------------

---------------------------------- ----------------------------------------- -----------------------------------------
                                   o  Mid Cap Growth Fund
                                   o  Growth Fund
                                   o  Nationwide Fund
                                   o  Bond Fund
                                   o  Tax-Free Income Fund
                                   o  Long-Term U.S. Government Bond Fund
                                   o  Intermediate U.S. Government Bond Fund
                                   o  Money Market Fund
                                   o  S&P 500 Index Fund
                                   o  Morley Capital Accumulation Fund
                                   o  Prestige Large Cap Value Fund
                                   o  Prestige Large Cap Growth Fund
                                   o  Prestige Small Cap Fund
                                   o  Prestige Balanced Fund
                                   o  Prestige International Fund

---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 7                         To amend the fundamental investment       Shareholders of Such Funds Voting
                                   policy with respect to diversification    Separately by Fund
                                   for each of the following Funds:

                                   o  Morley Enhanced Income Fund
                                   o  Value Opportunities Fund
                                   o  High Yield Bond Fund

---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 8                         To approve the reclassification of the    Shareholders of Such Funds Voting
                                   fundamental investment objective(s) as    Separately by Fund
                                   nonfundamental for each of the
                                   following Funds:

                                   o  Mid Cap Growth Fund
                                   o  Growth Fund
                                   o  Nationwide Fund
                                   o  Bond Fund
                                   o  Tax-Free Income Fund
                                   o  Long-Term U.S. Government Bond Fund
                                   o  Intermediate U.S. Government Bond Fund
                                   o  Money Market Fund
---------------------------------- ----------------------------------------- -----------------------------------------

---------------------------------- ----------------------------------------- -----------------------------------------
                                   o  S&P 500 Index Fund
                                   o  Prestige Large Cap Value Fund
                                   o  Prestige Large Cap Growth Fund
                                   o  Prestige Small Cap Fund
                                   o  Prestige Balanced Fund
                                   o  Prestige International Fund

---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 9                         To approve an amendment to the            Shareholders of the Mid Cap Growth Fund
                                   investment advisory agreement between     only
                                   the Trust, on behalf of the Mid Cap
                                   Growth Fund, and Villanova Mutual Fund
                                   Capital Trust to increase the
                                   investment advisory fees for such Fund

---------------------------------- ----------------------------------------- -----------------------------------------

         The Trust knows of no business other than that mentioned in Proposals 1 through 9 as described above which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. Whether or not a quorum is present at the Meeting, in the event sufficient votes to approve each of the Proposals are not received, the persons named as proxies may vote to approve those Proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for those Proposals for which sufficient votes have not been received, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

                        PROPOSAL 1 - ELECTION OF TRUSTEES

         It is the present intention that the proxies will be used for the purposes of voting in favor of the election of each of the following nominees as Trustee to hold office until the next meeting of shareholders and until his or her successor is elected and qualified. Each of the nominees (except for Messrs. Allen, Hondros and Gasper, Ms. Cholmondeley and Ms. Hennigar) presently is a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, as amended, each nominee has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

NAME, AGE
AND POSITION                             PRINCIPAL OCCUPATION(S)                        A TRUSTEE OF
WITH THE TRUST                           DURING PAST FIVE YEARS                         THE TRUST SINCE
--------------                           -----------------------                        ---------------
Charles E. Allen                Mr. Allen has been Chairman, Chief Executive            Not currently a Trustee
Age 52                          Officer and President of the Graimark family
                                of companies since 1988 (real estate development,
                                investment and asset management).

Paula H. J. Cholmondeley        Ms. Cholmondeley has been Vice President and            Not currently a Trustee
Age 50                          General Manager of Specialty Products at Sappi
                                Fire Paper North America since 1998. From 1992 to
                                1998, she held various positions with Owens Corning,
                                including Vice President & General Manager of the
                                Residential Insulation Division (1997 to 1998),
                                President of the MIRAFLEX Fibers Division (1994 to
                                1997), and Vice President of Business Development
                                and Global Sourcing (1992 to 1994).

C. Brent DeVore                 Mr. DeVore has been President of Otterbein              1998
Age 59                          College since 1984.
Trustee

Robert M. Duncan                Mr. Duncan has been a member of the Ohio Elections      1998
Age 72                          Commission since 1996. He was formerly Vice
Trustee                         President and General Counsel of The Ohio State
                                University and Secretary to the Board of Trustees
                                of The Ohio State University from 1992 to 1996.

*Joseph J. Gasper               Mr. Gasper has been Director, President and Chief       Not currently a Trustee
Age 56                          Operating Officer of Nationwide Life Insurance
                                Company since April 1996. Prior to that and since
                                August 1992, he was Executive Vice President and
                                Senior Vice President for Nationwide Insurance.

Barbara Hennigar                Ms. Hennigar has been Chairman of OppenheimerFunds      Not currently a Trustee
Age 64                          Services and Shareholder Services Inc, since
                                October, 1999. Prior to that and since July 1992,
                                she served as President and Chief Executive Officer
                                of OppenheimerFunds Services.

*Paul J. Hondros                Mr. Hondros has been President and Chief Executive      Not currently a Trustee
Age 51                          Officer of Villanova Mutual Fund Capital Trust,
                                Villanova Capital, Inc. and Villanova SA Trust
                                since 1999. From October 1997 through October 1998,
                                Mr. Hondros served as President and Chief Operations
                                Officer of Pilgrim Baxter and Associates, Ltd.
                                (investment management firm) and its affiliated
                                fixed income investment management arm, Pilgrim
                                Baxter Value Investors, Inc. and as Executive Vice
                                President to the PBHG Funds, PBHG Insurance Series
                                Funds and PBHG Adviser Funds. Prior thereto, he
                                served and President and Chief Operating Officer of
                                Fidelity Investments Retail Group from 1996 through
                                1997 and as President and Chief Executive Officer
                                of Fidelity Investments Institutional Services Co.
                                from 1990 through 1997.

Dr. Thomas J. Kerr, IV          Dr. Kerr has been President Emeritus of Kendall         1998
Age 66                          College located in Evanston, Illinois since 1996.
Trustee                         He was formerly President of Kendall College.

Douglas F. Kridler              Mr. Kridler has been President and Executive Director   1998
Age 44                          of CAPA (the Columbus Association for the Performing
Trustee                         Arts) since 1984.

*Dimon R. McFerson              Mr. McFerson has been President and Chief Executive     1998
Age 63                          Officer of the Nationwide Insurance and Chief
Chairman and Trustee            Executive Officer of Nationwide Advisory Services,
                                Inc. since December 1992.

*Arden L. Shisler               Mr. Shisler has been President and Chief Executive      2000
Age 58                          Officer of K&B Transport, Inc., a trucking firm,
Trustee                         since January 1992.

David C. Wetmore                Mr. Wetmore has been the Managing  Director of The      1998
Age 52                          Update Capital, a venture capital firm, since 1995.
Trustee

----------------------------
* Messrs. Gasper, Hondros, McFerson and Shisler are each considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

         Except for Messrs. Allen, Hondros, and McFerson, Ms. Cholmondeley and Ms. Hennigar, each nominee for Trustee is also currently a trustee of Nationwide Separate Account Trust ("NSAT") and of Nationwide Asset Allocation Trust ("NAAT"). NSAT and NAAT are registered investment companies.

         During the fiscal year ended October 31, 1999, no Trustee or officer who is an officer of VMF or of any of its affiliates or is affiliated with any subadviser for any of the Funds received any direct remuneration from the Trust for serving in such capacities.

         A plurality of the votes cast at a meeting of shareholders at which a quorum is present is required for the election of Trustees.

FURTHER INFORMATION REGARDING THE TRUSTEES AND EXECUTIVE OFFICERS

         The following table sets forth information on beneficial ownership of Shares of the Funds held by each Trustee, nominee for Trustee and executive officer of the Trust as of May 12, 2000.

                                                                  NUMBER OF          PERCENT
                                                                  SHARES             OF FUND
NAME OF FUND AND                                                  BENEFICIALLY       (AND
CLASS OF SHARES        NAME AND ADDRESS OF BENEFICIAL OWNER       OWNED*             CLASS)
---------------        ------------------------------------       ------             -----











----------------------------
* Shares are held by the Nationwide Insurance Enterprise Savings Plan for the benefit of the person shown.

         As of May 12, 2000, the Trustees and executive officers of the Trust as a group owned beneficially fewer than 1% of the outstanding Shares of the Trust or of any of the Funds.

         During the fiscal year ended October 31, 1999, the Trust's Board of Trustees held five meetings. Other than Mr. McFerson, each of the current Trustees attended at least 75% of those meetings. Messrs. Allen, Hondros, Gasper and Shisler, Ms. Chomondeley and Ms. Hennigar were not trustees of the Trust during that period.

         The following table sets forth information regarding all compensation paid by the Trust to its Trustees for their services as such during the fiscal year ended October 31, 1999. The Trust has no pension or retirement plans.

                               COMPENSATION TABLE

                                                                      TOTAL COMPENSATION
                                       AGGREGATE                      FROM THE TRUST
NAME AND POSITION                      COMPENSATION                   AND THE FUND
WITH THE TRUST                         FROM THE TRUST                 COMPLEX*
--------------                         --------------                 --------
Dr. John C. Bryant(1)                  $ 9,167                        $18,167
Trustee

C. Brent DeVore                        $ 9,167                        $18,167
Trustee

Sue A. Doody(1)                        $ 9,167                        $18,167
Trustee

Robert M. Duncan                       $ 9,167                        $18,167
Trustee

Charles L. Fuellgraf, Jr.(4)           $ 7,500                        $ 7,500
Trustee

Thomas J. Kerr IV                      $ 9,167                        $18,167
Trustee

Douglas F. Kridler                     $ 9,167                        $18,167
Trustee

Dimon R. McFerson                      $    0                         $     0
Trustee

Arden L. Shisler(2)                    $    0                         $     0
Trustee

Nancy C. Thomas(3)                     $11,666                        $11,666
Trustee

Harold W. Weihl(4)                     $ 7,500                        $ 7,500
Trustee

David W. Wetmore                       $ 9,167                        $18,167
Trustee

* For purposes of this Table, Fund Complex means one or more mutual funds which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related and means here NSAT and NAAT, as well as the Trust.

(1) Dr. Bryant and Ms. Doody are not standing for re-election as Trustees of the Trust at the Meeting.
(2)      Mr. Shisler was appointed to the Board of Trustees on February 9, 2000.

(3) Ms. Thomas retired from her position as Trustee of the Trust as of January 3, 2000.

(4) Messrs. Fuellgraph and Weihl retired from their positions as Trustees of the Trust as of ______, 1999.

EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Trust:

NAME, AGE AND                                                                         AN OFFICER
POSITION WITH                            PRINCIPAL OCCUPATION                         OF THE
THE TRUST                                DURING THE PAST FIVE YEARS                   TRUST SINCE
---------                                --------------------------                   -----------
Dimon R. McFerson                        Mr. McFerson has been President and Chief    May, 1998
Age 63                                   Executive Officer of the Nationwide
Chairman and Trustee                     Insurance and Chief Executive Officer of
                                         Nationwide Advisory Services, Inc. since
                                         December 1992.

James F. Laird, Jr.                      Since May 2000, Mr. Laird has been Senior    May, 1998
Age 43                                   Vice President - Product Development for
Treasurer                                Villanova Capital, Inc., Villanova Mutual
                                         Fund Capital Trust and Villanova SA
                                         Capital Trust. In addition, since April,
                                         1995, Mr. Laird has been Vice President--
                                         General Manager of Nationwide Advisory
                                         Services, Inc.

         The executive officers of the Trust are elected by the Board of Trustees and hold office until their respective successors are duly elected. None of the officers of the Trust receives compensation from the Trust for serving as an officer.

               PROPOSAL 2 - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Trustees of the Trust, including a majority of the Board of Trustees who are not "interested persons" of the Trust, on May 5, 2000, approved the selection of KPMG LLP as the auditors of the Trust for the fiscal year ending October 31, 2000. Unless instructed in the Proxy to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of KPMG LLP as auditors of the Trust to serve for the fiscal year ending October 31, 2000.

         Shareholders of all Funds of the Trust will vote jointly on the proposal to ratify the selection of KPMG LLP as auditors of the Trust to serve for the fiscal year ending October 31, 2000. Ratification requires the affirmative vote of a majority of the Shares of the Trust who are present at the Meeting in person or by proxy.

         A representative of KPMG LLP will be available by telephone during the Meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.


         PROPOSALS 3-7 - ADOPTION OF STANDARDIZED INVESTMENT POLICIES REGARDING MAKING LOANS, COMMODITIES AND COMMODITIES CONTRACTS, REAL ESTATE, BORROWING, ISSUING SENIOR SECURITIES AND DIVERSIFICATION

         The primary purpose of the Proposals 3 through 7, as more fully described below, is to revise several of the fundamental investment policies for certain of the Funds to conform to policies which are currently, or are expected to become, standard for all Funds of the Trust and, in some cases, for all of the funds of NSAT, another investment company managed by VMF. VMF believes that increased standardization will promote operating efficiencies and facilitate the monitoring of compliance with such fundamental investment policies by eliminating ambiguities, clarifying the Funds' investment policy limitations and establishing uniformity among the Funds of the Trust.

         Revision of the following fundamental investment policies is not expected to have any material impact on the investment techniques employed by any of the Funds at this time. However, VMF and the Trust believe that the revisions will contribute to the overall objective of standardization.

         The 1940 Act requires that a Fund's investment policies relating to certain matters, including loans, commodities, real estate, borrowing and diversification, be "fundamental" - meaning that such policies may NOT be amended without the approval of a majority of that Fund's outstanding Shares. For purposes of the 1940 Act, approval of a majority of a Fund's outstanding Shares means the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or presented by proxy, or (b) more than 50% of the Shares of that Fund.

         If Proposals 3 through 7 are adopted, the fundamental policies of some or all of the Funds relating to loans, commodities, real estate, borrowing, issuing senior securities and diversification, as described more fully below, will change. Shareholders of the Funds will be voting on Proposals 3 through 7 individually and not as a group. Therefore, whether a Proposal is approved or not approved by shareholders of a particular Fund will not affect whether or not such Proposal is approved by shareholders of another Fund. If a Proposal is not approved for a particular Fund, that fundamental policy will remain unchanged from its current version.


PROPOSAL 3 - AMENDMENT OF FUNDAMENTAL POLICY REGARDING LOANS

         This table sets forth the current policies regarding loans for each of the Funds and the policy on loans as proposed to be adopted by shareholders of each Fund.

------------------------------------------------------------------------- --------------------------------------------
FUND AND ITS CURRENT POLICY                                               PROPOSED POLICY (FOR ALL FUNDS)
------------------------------------------------------------------------- --------------------------------------------
o        Mid Cap Growth Fund
o        Growth Fund                                                      May not lend any security or make any
o        Nationwide Fund                                                  other loan, except that each Fund may in
o        Bond Fund                                                        accordance with its investment objective
o        Tax-Free Income Fund                                             and policies (i) lend portfolio
o        Long-Term U.S. Government Bond Fund                              securities, (ii) purchase and hold debt
o        Intermediate U.S. Government Bond Fund                           securities or other debt instruments,
o        Money Market Fund                                                including but not limited to loan
o        S&P 500 Index Fund                                               participations and subparticipations,
o        Morley Capital Accumulation Fund                                 assignments, and structured securities,
o        Value Opportunities Fund                                         (iii) make loans secured by mortgages on
o        High Yield Bond Fund                                             real property, (iv) enter into repurchase
o        Morley Enhanced Income Fund                                      agreements, and (v) make time deposits
o        Small Cap Index Fund                                             with financial institutions and invest in
o        Mid Cap Market Index Fund                                        instruments issued by financial
o        International Index Fund                                         institutions, and enter into any other
o        Bond Index Fund:                                                 lending arrangement as and to the extent
                                                                          permitted by the Investment Company Act of
                                                                          1940 or any rule, order or interpretation
                                                                          thereunder.

         May not lend any security or make any other loan, except that each Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

o        Large Cap Value Fund
o        Large Cap Growth Fund
o        Balanced Fund
o        Small Cap Fund
o        International Fund:

         May not lend any security or make any other loan except that each Fund may, in accordance with its investment objectives and policies, (i) lend portfolio securities, (ii) purchase debt securities or other debt instruments, including but not limited to loan participations and subparticipations,
         assignments, and structured securities, (iii) make loans
         secured by mortgages on real property, (iv) enter into
         repurchase agreements, and (v) make time deposits with
         financial institutions and invest in instruments issued by financial institutions.
------------------------------------------------------------------------- --------------------------------------------

         The current and proposed policies on loans permit each Fund to lend portfolio securities in accordance with its investment objectives and policies, purchase or hold debt securities, make time deposits with banks and enter into repurchase agreements. The significant difference between the current policies and the proposed policy is that the proposed policy expands lending activities of the Funds to include any other lending arrangement permitted under the 1940 Act or any rule, order or interpretation thereunder.

         The Trust and VMF are not aware of any investment techniques that a Fund might use to pursue its investment objective(s) that are not within the current policy. However, in the future new financial products may be developed in which a Fund may want to invest. Such products might fall outside the scope of the current policy. Therefore, the proposed policy is intended to give the Funds greater flexibility to enter into lending arrangements of any sort so long as such arrangements are consistent with the applicable Fund's investment objectives and stated policies and are permitted under the 1940 Act and the SEC's interpretations thereof.

         As is currently required, to the extent a Fund uses an investment technique or enters into an arrangement which may involve the Fund "making a loan," such policy and the related risks will be described in that Fund's current prospectus and/or statement of additional information.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3.


PROPOSAL 4 - AMENDMENT OF FUNDAMENTAL POLICY REGARDING COMMODITIES AND COMMODITIES CONTRACTS

         This table sets forth the current policies regarding commodities and commodities contracts for each of the Funds and the policy on commodities and commodities contracts as proposed to be adopted by shareholders of each Fund. The type of commodities contracts most commonly used by the Funds are futures contracts on securities and securities indices and forward currency contracts.

------------------------------------------------------------------------ ---------------------------------------------
FUND AND ITS CURRENT POLICY                                              PROPOSED POLICY (FOR ALL FUNDS)
------------------------------------------------------------------------ ---------------------------------------------
o        Mid Cap Growth Fund
o        Growth Fund                                                     May not purchase or sell commodities or
o        Nationwide Fund                                                 commodities contracts, except to the extent
o        Bond Fund                                                       disclosed in the current Prospectus or
o        Tax-Free Income Fund                                            Statement of Additional Information of the
o        Long-Term U.S. Government Bond Fund                             Fund.
o        Intermediate U.S. Government Bond Fund
o        Money Market Fund
o        S&P 500 Index Fund
o        Prestige Large Cap Value Fund
o        Prestige Large Cap Growth Fund
o        Prestige Balanced Fund
o        Prestige Small Cap Fund
o        Prestige International Fund
o        Morley Capital Accumulation Fund:

         May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

o        Value Opportunities Fund
o        High Yield Bond Fund
o        Morley Enhanced Income Fund
o        Small Cap Index Fund
o        Mid Cap Market Index Fund
o        International Index Fund
o        Bond Index Fund:

         May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and
         Statement of Additional Information of such Fund.
------------------------------------------------------------------------ ---------------------------------------------

         The current and proposed policies each permit the Funds to enter into contracts which may be considered to be commodities contracts (e.g., futures contracts on securities or securities indices). The significant difference between the current and proposed policies is where the disclosure regarding a Fund's use of commodities is required to be made. Under the current policy, such disclosure must be in the Prospectus, and, for some Funds, also in the Statement of Additional Information.

         Recently the SEC amended its rules governing the Funds' disclosure obligations in their Prospectuses. Under these new Rules, only those investment techniques that are "principal" to a Fund are to be disclosed in the Prospectus. Non-principal investment techniques are to be disclosed in the Fund's Statement of Additional Information. The proposed policy, if adopted will allow a Fund to disclose its use of futures contracts (and other techniques which may be considered "commodities") in either its Prospectus or its Statement of Additional Information depending upon whether such technique is a principal or non-principal technique of the Fund.

Therefore, the proposed policy changes are to make the disclosure requirements for the Funds the same and to help the Funds comply with their disclosure obligations under the SEC's Rules.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.


PROPOSAL 5 - AMENDMENT OF FUNDAMENTAL POLICY REGARDING REAL ESTATE

         This table sets forth the current policies regarding real estate for certain of the Funds and the policy on real estate as proposed to be adopted by the shareholders of such Funds.

------------------------------------------------------------ ---------------------------------------------------------
FUND AND ITS CURRENT POLICY                                  PROPOSED POLICY (FOR ALL SUCH FUNDS)
------------------------------------------------------------ ---------------------------------------------------------
o        Mid Cap Growth Fund
o        Growth Fund                                         May not purchase or sell real estate, except that each
o        Nationwide Fund                                     Fund may (i) acquire real estate through ownership of
o        Bond Fund                                           securities or instruments and sell any real estate
o        Tax-Free Income Fund                                acquired thereby, (ii) purchase or sell instruments
o        Long-Term U.S. Government Bond Fund                 secured by real estate (including interests therein),
o        Intermediate U.S. Government Bond Fund              and (iii) purchase or sell securities issued by
o        Money Market Fund                                   entities or investment vehicles that own or deal in
o        S&P 500 Index Fund                                  real estate (including interests therein).
o        Morley Capital Accumulation Fund
o        Value Opportunities Fund
o        High Yield Bond Fund
o        Morley Enhanced Income Fund
o        Small Cap Index Fund
o        Mid Cap Market Index Fund
o        International Index Fund
o        Bond Index Fund:

         May not purchase or sell real estate, except that each Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

------------------------------------------------------------ ---------------------------------------------------------

         The significant difference between the current policy and the proposed policy is that the proposed policy clarifies a Fund's ability to sell any real estate that it acquires as a result of its ownership of securities secured by real estate. While no Fund anticipates that it would ever own real estate outright as a result of its ownership of a security, if it were to so own real estate, such Fund would need to be able to sell such real estate promptly.

         The proposed changes for the above listed Funds will conform this investment policy to that of the Trust's other Funds.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5.


PROPOSAL 6 - AMENDMENT TO FUNDAMENTAL POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         This table sets forth the current policy regarding borrowing money and issuing senior securities for the Prestige Funds of the Trust and such policy as proposed to be adopted by shareholders of the Prestige Funds.

------------------------------------------------------------ ---------------------------------------------------------
FUND AND ITS CURRENT POLICY                                  PROPOSED POLICY (FOR ALL SUCH FUNDS)
------------------------------------------------------------ ---------------------------------------------------------
o    Large Cap Value Fund
o    Large Cap Growth Fund
o    Balanced Fund
o    Small Cap Fund                                          May not borrow money or issue senior securities, except
o    International Fund:                                     that each Fund may enter into reverse repurchase
                                                             agreements and may otherwise borrow money and issue
     May not borrow money or issue senior  securities,       senior securities as and to the extent permitted by the
     except that each Fund may enter into reverse            1940 Act or any rule, order or interpretation thereunder.
     repurchase agreements and may otherwise borrow money
     and issue senior securities as and to the extent
     permitted by the 1940 Act or any rule, order or
     interpretation thereunder. In addition, each of the
     Large Cap Value, Large Cap Growth, Balanced, Small Cap
     and International Funds may enter into mortgage dollar
     roll transactions.
------------------------------------------------------------ ---------------------------------------------------------

         The significant change proposed to the policy regarding borrowing money or issuing senior securities is to delete the specific reference to the Prestige Funds' ability to enter into mortgage dollar roll transactions. The Trust recognizes that mortgage dollar roll transactions may be considered to be a "borrowing" by a Fund. However, the Trust and VMF believe that a Prestige Fund's ability to enter into dollar roll transactions is already permitted by the language that each Fund "may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act." This specific reference to mortgage dollar roll transactions does, though, create an ambiguity as to the intent of the Trust as to the ability of the other Funds to enter into such transactions. The Trust believes that the other Funds do have the ability to enter into mortgage dollar roll transactions in the absence of this specific reference. By deleting this specific reference, any inadvertent ambiguity is removed.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 6.

PROPOSAL 7 - AMENDMENT TO FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

         The following table sets for the current policy on diversification for each of the Value Opportunities Fund, High Yield Bond Fund and Morley Enhanced Income Fund and the proposed policy for such Funds on diversification.

------------------------------------------------------------ ---------------------------------------------------------
FUND AND ITS CURRENT POLICY                                  PROPOSED POLICY (FOR ALL SUCH FUNDS)
------------------------------------------------------------ ---------------------------------------------------------
o    Value Opportunities Fund
o    High Yield Bond Fund
o    Morley Enhanced Income Fund:
                                                             May not purchase securities of any one issuer, other
     May not purchase securities of one issuer, other than   than obligations issued or guaranteed by the U.S
     obligations issued or guaranteed by the U.S.            Government, its agencies or instrumentalities, if,
     Government, its agencies or instrumentalities, so       immediately after such purchase, more than 5% of the
     that (a) more than 5% of the Fund's total assets        Fund's total assets would be invested in such issuer
     (taken at current value) would be invested in such      or the Fund would hold more than 10% of the outstanding
     issuer (except that up to 75% of the Fund's total       voting securities of the issuer, except that 25% or
     assets may be invested without regard to such 5%        less of the Fund's total assets may be invested without
     limitation), and (b) more than 25% of its total         regard to such limitations. There is no limit to the
     assets (taken at current value) would be invested       percentage of assets that may be invested in U.S.
     in securities of a single issuer. There is no limit     Treasury bills, notes, or other obligations issued or
     to the percentage of assets that may be invested in     guaranteed by the U.S. Government, its agencies or
     U.S. Treasury bills, notes, or other obligations        instrumentalities.
     issued or guaranteed by the U.S. Government, its
     agencies or instrumentalities. (This restriction does
     not apply to Funds described as nondiversified in the
     Prospectus.)
------------------------------------------------------------ ---------------------------------------------------------

         Each of these Funds currently operates as a diversified fund within the meaning of the 1940 Act. However, the current policy inadvertently does not follow the exact definition of a "diversified" company as set forth in the 1940 Act. Therefore, the proposed amendment would conform the diversification policy of these Funds to the specific language of the 1940 Act and to the diversification policy of the other diversified Funds of the Trust.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 7.

  PROPOSAL 8 - RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT OBJECTIVE(S) AS
        NON-FUNDAMENTAL OF EACH OF THE MID CAP GROWTH FUND, GROWTH FUND, NATIONWIDE FUND, BOND FUND, TAX-FREE INCOME FUND, LONG-TERM U.S.
       GOVERNMENT BOND FUND, INTERMEDIATE U.S. GOVERNMENT BOND FUND, MONEY MARKET FUND, S&P 500 INDEX FUND, PRESTIGE LARGE CAP VALUE FUND, PRESTIGE
   LARGE CAP GROWTH FUND, PRESTIGE SMALL CAP FUND, PRESTIGE BALANCED FUND AND
                           PRESTIGE INTERNATIONAL FUND

         The investment objective or objectives for each of the Funds listed above are "fundamental," meaning that they may not be amended, in whole or in part, without prior shareholder approval. By reclassifying the fundamental investment objectives of each of these Funds as non-fundamental, the Trustees of the Trust will be able to change such a Fund's investment objective without shareholder approval.

The investment objectives of these Funds are as follows:

         FUND                                                                      INVESTMENT OBJECTIVE
         ----                                                                      --------------------
Mid Cap Growth Fund                                          Long-term capital appreciation

Growth Fund                                                  Long-term capital appreciation

Nationwide Fund                                              Total return through a flexible combination of current
                                                             income and capital appreciation

Bond Fund                                                    As high a level of current income as is consistent with
                                                             preservation of capital

Tax-Free Income Fund                                         As high a level of current income that is exempt from
                                                             federal income taxes as is consistent with the preservation of capital through investing in investment-grade municipal obligations.

Long-Term U.S. Government Bond Fund                          As high a level of current income as is consistent with
                                                             preservation of capital

Intermediate U.S. Government Bond Fund                       As high a level of current income as is consistent with
                                                             preservation of capital

Money Market Fund                                            As high a level of current income as is consistent with
                                                             preservation of capital and maintenance of liquidity

S&P 500 Index Fund                                           To provide investment results that correspond to the
                                                             price and yield performance of publicly traded common
                                                             stocks, as represented by the Standard & Poor's 500
                                                             Composite Stock Price Index

Prestige Large Cap Value Fund                                To maximize total return, consisting of both capital
                                                             appreciation and current income

Prestige Large Cap Growth Fund                               Long-term capital appreciation

Prestige Small Cap Fund                                      Long-term capital appreciation

Prestige Balanced Fund                                       High total return from a diversified portfolio of
                                                             equity and fixed income securities

Prestige International Fund                                  Long-term capital appreciation

         VMF recommended to the Trustees that the investment objectives of each of these Funds be reclassified as non-fundamental to provide VMF greater flexibility and latitude in managing such Funds. If the investment objectives are reclassified as non-fundamental, the Board of Trustees of the Trust will be able to amend such objectives without shareholder approval.

         VMF does not currently anticipate recommending to the Trust's Board of Trustees that any of the investment objectives be modified. However, the Trust's recent policy when creating new funds is to have the investment objectives be non-fundamental, as is the case with the Morley Capital Accumulation Fund, the Morley Enhanced Income Fund, and the Investor Destinations Series. The Trust changed its policy about making investment objectives fundamental for these newer Funds because of changes in the federal securities laws which no longer require investment companies, such as the Trust, to comply with substantive state regulations. Previous state securities regulations had encouraged investment companies to adopt fundamental investment objectives. This flexibility permits VMF to recommend to the Board, and the Board to approve, modifications to a Fund's investment objectives without the Trust's incurring the expense and time associated with calling a special shareholder's meeting and soliciting proxies from shareholders. VMF may make such a recommendation in order to modify an objective to address changing market conditions. An example of a changing market condition might be significantly fewer available dividend paying stocks within a Fund's target range making an objective of current income more difficult for portfolios of equity securities. VMF could also recommend to the Trust's Board of Trustees that a Fund's investment objective be changed completely if it believes that such change would be in the best interests of the Fund's shareholders.

         In the event the Board of Trustees ever approves a material change to a Fund's non-fundamental investment objective, the Trust will provide prior written notice of the change to shareholders of that Fund.

         Approval of the reclassification of a Fund's fundamental investment objective as non-fundamental requires the affirmative vote of a majority of the outstanding Shares of that Fund, as defined above. If the Proposal is not approved by shareholders of a particular Fund, the current investment objective will remain fundamental for that Fund.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 8.

           PROPOSAL 9 - AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE MID CAP GROWTH FUND, AND VILLANOVA
         MUTUAL FUND CAPITAL TRUST, AS INVESTMENT ADVISER TO SUCH FUND,
              TO INCREASE THE INVESTMENT ADVISORY FEE FOR SUCH FUND

INTRODUCTION

         The Trust, on behalf of the Mid Cap Growth Fund, initially entered into an Investment Advisory Agreement with Nationwide Advisory Services, Inc. ("NAS") on May 9, 1998; on September 1, 1999, the investment advisory services being performed by NAS for the Fund were transferred to VMF, which is under common control with NAS. Shareholder approval was not required in order to transfer the investment advisory services from NAS to VMF because such transfer did not result in a change in the actual control or management of the Fund's investment adviser. Pursuant to the Investment Advisory Agreement, VMF manages the investments of the Mid Cap Growth Fund and supervises the Fund's daily business affairs, subject to the supervision and direction of the Board of Trustees.

         For services rendered and expenses assumed under the Investment Advisory Agreement, VMF currently is entitled to receive a fee computed daily and paid monthly based upon the following annual rates:

         0.60% on assets up to $250 million
         0.0575% on assets of $250 million and more but less than $1 billion 0.55% on assets of $1 billion and more but less than $2 billion 0.525% on assets of $2 billion and more but less than $5 billion 0.50% on assets of $5 billion and more

         VMF is proposing to increase such fee for the Fund under the Investment Advisory Agreement to the following annual fee, to be computed daily and paid monthly:

         1.03% on assets up to $250 million
         1.00% on assets of $250 million and more but less than $1 billion 0.97% on assets of $1 billion and more but less than $2 billion 0.94% on assets of $2 billion and more but less than $5 billion 0.91% on assets of $5 billion and more

REASONS FOR THE PROPOSED FEE INCREASE

         As discussed above, in September 1999, VMF assumed responsibilities as the investment adviser for the Trust as part of a reorganization of the asset management activities of Nationwide Financial Services, Inc. Since that time, VMF has implemented measures to enhance the scope and quality of services provided to the Trust with a view toward attracting additional assets, which may have beneficial effects on the Trust's expenses. As part of this process, VMF has been evaluating the manner in which each of the Funds is currently being managed and determining what are the most attractive areas of the market to invest in; as a result, VMF recently recommended to the Trust's Board of Trustees, and the Board agreed, that there be a significant restructuring of the investment strategies used by the Mid Cap Growth Fund to achieve its investment objective by focusing on growth companies that are creating fundamental changes in the economy ("new economy companies") and a corresponding change of its name to the Nationwide Quest Fund, which VMF believes reflects this new strategy.

         Currently, the Mid Cap Growth Fund seeks to achieve its investment objective of long-term capital appreciation by investing in the common stocks of mid-sized companies. In following this strategy, VMF and its predecessors previously have looked for investments that would increase in value over the long term. Since March 1, 2000, VMF has focused more on faster growing mid-sized companies. However, VMF is currently revising the investment policies of the Fund further to take advantage of what it sees as a particularly attractive segment of the market, namely new economy companies. Typically new economy companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth and are primarily in the service and information area of the global economy, such as in telecommunications, computer systems and software, broadcasting and publishing, health care, financial services and new age manufacturing. In order to fully implement this change in strategy, however, VMF will need to increase the resources available to the Fund and, for the reasons described below, is asking for a fee increase to assist it in doing so.

         In connection with this change in style, VMF advised the Board that VMF will need to, and intends to, focus more of its resources on managing the Fund in this new style. Already VMF has hired a new portfolio manager, Aaron Harris, who has a substantial track record of investing in new economy companies and is increasing the research and analytical support capabilities of VMF to assist the new portfolio manager. Although the Fund has operated for more than 10 years (including the operations of the Fund's predecessor), the Mid Cap Growth Fund's assets have remained fairly small at approximately $20 million. As a result, the Fund is not currently big enough to realize economies of scale under its current fee schedule and as a result of the voluntary fee caps in place on the Fund, VMF operated the Fund at a loss during 1999. VMF believes that if the transition to focusing on the new economy companies is implemented successfully, more assets will be attracted to the Fund and the Fund will reach economies of scale more quickly.

         VMF also believes that maintaining compensation at competitive levels is necessary to attract and retain quality investment management and support personnel and to continue to provide high quality investment performance to the Fund. As a result, VMF believes that the proposed compensation under the amendment is appropriate in light of market conditions which favor, and which VMF expects will continue to favor, growth-oriented management styles.

         As part of their recommendation to the Board of Trustees, VMF presented information to the Trustees outlining the resources it intends to dedicate to the management of the Fund in this new style and describing VMF's profitability in managing the Fund using its current style. VMF also provided information on its analysis and determination of the fee structure which it believes will allow the Fund to be competitive with other similar funds in the current marketplace.

THE BOARD'S CONSIDERATIONS AND DETERMINATIONS

         On May 5, 2000, the Board of Trustees of the Trust reviewed and considered the proposed amendment to the current Investment Advisory Agreement between the Trust, on behalf of the Mid Cap Growth Fund, and VMF, and approved the amendment to the Agreement regarding the proposed increase in investment advisory fees. The Board of Trustees, in making its determination to approve the increased fees to be paid to VMF, considered the information provided by VMF, as well as other information made available to it regarding the Fund, its fees and its proposed operations. Specifically, the Trustees reviewed comparative expense and performance information, the current investment advisory fees paid by funds similar in size and investment style to be employed by VMF in managing the Fund, and the need to provide VMF with adequate financial resources to provide such services, including the hiring of a new portfolio manager.

         The Board also considered the history of the Fund, noting its small size and past performance. The Board also reviewed and considered VMF's plans to have the Fund focus on new economy companies, the current level of fees received by VMF versus expenses incurred by it in managing the Fund's portfolio, and the added resources needed to employ the new, proposed style of management effectively. The Board also reviewed the resume of the new portfolio manager and his experience and knowledge. The Board determined that (1) the scope and quality of the services which VMF has provided and expects to provide for the Fund have been and are satisfactory; (2) the management fee rate is competitive compared to fee rates for mutual funds with similar investment objectives and policies; and (3) the terms of the Investment Advisory Agreement will not materially change under the amendment, except for the increased advisory fee for the Fund. Finally the Board considered VMF's belief that maintaining compensation at competitive levels over the long term is necessary for VMF to provide high quality services to the Fund and how VMF's present and future distribution and marketing strategies and commitment to devote resources to develop new markets and attract additional assets for the Fund in an increasingly competitive environment will impact the Fund.

         After reviewing all of the information the Board considered relevant and necessary, the Board determined that the proposed increase in investment management fees for the Mid Cap Growth Fund was in the best interests of the Fund and its shareholders. Specifically, the Board approved of VMF's proposed change in investment style for the Fund and that additional compensation was appropriate in order to implement such changes.

MORE ABOUT THE CHANGE IN FEES

         The following tables illustrate the effect of the proposed investment advisory fee increase upon holders of the different classes of Shares of the Mid Cap Growth Fund. The tables below compare the current fees as of October 31, 1999, including investment advisory fees payable by the Fund to those fees that would have been payable by the Fund, on a pro forma basis, if the amendment to the Investment Advisory Agreement had been in effect:

                                 CLASS A SHARES

Shareholder Fees
(paid directly from your investment)                        Current Fees                      Pro Forma Fees
------------------------------------                        ------------                      --------------
Maximum Sales Charge imposed on
purchases (as a percentage of offering price)...............       5.75%                               5.75%

Annual Fund Operating Expenses
(deducted from Fund assets)
---------------------------
Management Fees.............................................       0.60%                               1.03%
Distribution and/or Service (12b-1) Fees....................       0.25                                0.25
Other Expenses..............................................       0.98                                0.98
                                                                   ----                                ----

TOTAL ANNUAL FUND OPERATING EXPENSES(1).....................       1.83%                               2.26%
                                                                   ====                                ====

--------------------------
(1) VMF has agreed to waive its fees or to reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class A Shares do not exceed 1.25% until further written notice to shareholders. If shareholders approve the proposed change in investment advisory fees, VMF will waive its fees or reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class A Shares do not exceed 1.63% until further written notice to shareholders.

         This example shows what you could pay in expenses over time. The example assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no expense reimbursement or waiver, and no changes in expenses during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           One Year       Three Years       Five Years        Ten Years
                           --------       -----------       ----------        ---------
Assuming current fees:       $750            $1,117          $1,508            $2,599

Assuming pro forma fees:     $791            $1,241          $1,715            $3,021

                                 CLASS B SHARES

Shareholder Fees
(paid directly from your investment)                        Current Fees                      Pro Forma Fees
------------------------------------                        ------------                      --------------
Maximum Deferred Sales Charge imposed on
redemptions (as a percentage of original purchase
price or sale proceeds, as applicable)......................       5.00%                               5.00%

Annual Fund Operating Expenses
(deducted from Fund assets)
---------------------------
Management Fees.............................................       0.60%                               1.03%
Distribution and/or Service (12b-1) Fees....................       1.00                                1.00
Other Expenses..............................................       0.99                                0.99
                                                                   ----                                ----
TOTAL ANNUAL FUND OPERATING EXPENSES(1).....................       2.59%                               3.02 %
                                                                   ====                                =====

--------------------------
(1) VMF has agreed to waive its fees or to reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class B Shares do not exceed 2.00% until further written notice to shareholders. If shareholders approve the proposed change in investment advisory fees, VMF will waive its fees or reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class B Shares do not exceed 2.23% until further written notice to shareholders.

         This example shows what you could pay in expenses over time. The example assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no expense reimbursement or waiver, and no changes in expenses during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          One Year      Three Years       Five Years        Ten Years
                          --------      -----------       ----------        ---------
Assuming current fees:       $762           $1,105            $1,575          $2,649

Assuming pro forma fees:     $805           $1,233            $1,787          $3,071

You would pay the following expenses on the same investment if you did not sell your Shares:

                           One Year     Three Years       Five Years        Ten Years
                           --------     -----------       ----------        ---------
Assuming current fees:       $262           $805              $1,375            $2,649

Assuming pro forma fees:     $305           $933              $1,587            $3,071


                                 CLASS D SHARES

Shareholder Fees
(paid directly from your investment)                         Current Fees                      Pro Forma Fees
------------------------------------                         ------------                      --------------
                                                                 None                                 None

Annual Fund Operating Expenses
(deducted from Fund assets)
---------------------------
Management Fees.............................................     0.60%                               1.03%
Distribution and/or Service (12b-1) Fees....................     None                                None
Other Expenses..............................................     0.95                                0.95
                                                                 ----                                ----


TOTAL ANNUAL FUND OPERATING EXPENSES(1).....................     1.53%                               1.96%
                                                                 ====                                ====

--------------------------
(1) VMF has agreed to waive its fees or to reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class D Shares do not exceed 1.00% until further written notice to shareholders. If shareholders approve the proposed change in investment advisory fees, VMF will waive its fees or reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class D Shares do not exceed 1.30% until further written notice to shareholders.

         This example shows what you could pay in expenses over time. The example assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no expense reimbursement or waiver, and no changes in expenses during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          One Year           Three Years       Five Years        Ten Years
                          --------           -----------       ----------        ---------
Assuming current fees:       $599               $  912           $1,247           $2,191

Assuming pro forma fees:     $640               $1,038           $1,460           $2,632

         For the fiscal year ended October 31, 1999, the Trust, on behalf of the Fund, incurred $66,283 in investment advisory fees. If the investment advisory fee as proposed to be increased had been in effect for the year ended October 31, 1999, VMF would have earned $113,786, a 72% increase.

MORE ABOUT THE INVESTMENT ADVISORY AGREEMENT

         The current Investment Advisory Agreement was approved by the initial shareholder of the Mid Cap Growth Fund on May __, 1998. Since then, the Investment Advisory Agreement has not since been submitted to shareholders for their approval.

         Unless sooner terminated, the Investment Advisory Agreement by its terms continues in effect for successive one-year periods ending May 9th of each year so long as (1) such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding Shares of the Fund, and (2) such renewal has been approved by the vote of a majority of Trustees of the Trust who are not "interested persons," as that term is defined by the 1940 Act, of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any liability of VMF under such Agreement is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement is not assignable and may be terminated with respect to the Fund without penalty on 60 days' written notice at the option of either party or by a vote of the shareholders of the Fund.

FURTHER INFORMATION REGARDING VMF

         VMF, Three Nationwide Plaza, Columbus, Ohio 43215, is a wholly owned subsidiary of Villanova Capital, Inc. ("VCI"), 97% of whose outstanding common stock is owned by Nationwide Financial Services, Inc., a holding company ("NFS"). NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215. Paul G. Hondros, a nominee for trustee of the Trust and is President and Chief Executive Officer of VMF, received 3% of the outstanding common stock of VCI as part of its organization in 1999. In addition, Mr. Hondros own shares on options to purchase shares in the amount of 2,500 shares of VCI. These options were granted on March 4, 1999, pursuant to the Villanova Capital, Inc. Stock Option Agreement and vest based on vesting schedules not later than March 4, 2004.

         The name, address and principal occupation of the principal executive officer of VMF and of VCI, the managing unitholder of VMF, are as follows:

                                                                                   Principal Occupation
Name                                       Position with VMF or VCI                and Business Address(1)
-----------------                          ------------------------                -----------------------
Paul J. Hondros                            President and Chief Executive           President and Chief Executive
                                           Officer of VMF and VCI                  Officer of VMF and VCI
                                                                                   1200 River Road
                                                                                   Conshohocken, Pennsylvania 19428

Joseph J. Gasper                           Director and Vice Chairman of           Director, President and Chief Operating
                                           VCI                                     Officer of NFS and Nationwide Life
                                                                                   Insurance Company

Dimon R. McFerson                          Director and Chairman of the            President and Chief Executive Officer of
                                           Board of VCI                            Nationwide Insurance and NAS

Robert A. Oakley                           Director, Executive Vice President      Executive Vice President - Chief Financial
                                           and Chief Financial Officer of VCI      Officer for Nationwide Mutual Insurance Company
                                                                                   and NAS

Susan A. Wolken                            Director of VCI                         Senior Vice President - Product Management and
                                                                                   Nationwide Financial Marketing for NFS

Robert J. Woodward, Jr.                    Director, Executive Vice President      Executive Vice President and Chief Investment
                                           and Chief Investment Officer of VEI     Officer of Nationwide Life and Annuity Insurance
                                                                                   Company and Nationwide Life Insurance Company


---------------------------
(1) Unless otherwise noted, the business address for each Director is One Nationwide Plaza, Columbus, Ohio 43215.

         Certain affiliates of VMF provide services to the Fund and are compensated for such services. Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), Three Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of VCI, provides various administrative and accounting services to the Fund, including daily valuation of the Fund's Shares and preparation of financial statements, tax returns and regulatory reports. For these services, the Mid Cap Growth Fund pays VSA the following annual fee which is based on the Fund's average daily net assets: 0.07% on assets up to $250 million, 0.05% on assets of $250 million up to $1 billion, and 0.04% on assets of $1 billion and more.

         Prior to September 1, 1999, NAS a wholly owned subsidiary of NFS, provided such services to the Mid Cap Growth Fund. For the fiscal year ended October 31, 1999, the Fund paid VSA and NAS a total of $7,733 under the Fund Administration Agreement for their respective services.

         NAS also serves as the Fund's principal underwriter. In its capacity as principal underwriter, NAS is available to receive purchase orders and redemption requests relating to Shares of each of the Funds. As such, NAS is entitled to any front-end sales charges or contingent deferred sales charge imposed on purchases or sales of Shares of the Fund. NAS also receives fees from the Fund under a Plan of Distribution adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Fund's Class A and Class B Shares. For the fiscal year ended October 31, 1999, NAS received from the Fund a total of $4,782,435 in front-end and back-end sales charges and fees under the Plan of Distribution.

         In addition, Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Mid Cap Growth Fund. For these services, NISI receives an annual fee of $16 per account from the Fund. For the fiscal year ended October 31, 1999, NISI received $24,498 from the Fund for its services.

         Approval of the amendment to the Investment Advisory Agreement with respect to the Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding votes of the Fund present at such meeting, if holders of more than 50% of the Shares are present or represented by proxy, or
(b) more than 50% of the Shares of the Fund. If the amendment to the Investment Advisory Agreement is not approved, the current contractual fees will remain unchanged.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 9.

                             PRINCIPAL SHAREHOLDERS

         As of May 12, 2000, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund:

--------------------------- ------------------------------ ----------------------------------- -----------------------
                                 Name and Address of                Number of Shares                 Percentage of
      Fund and Class                 Shareholder                   Beneficially Owned                 Fund Owned
--------------------------- ------------------------------ ----------------------------------- -----------------------
Mid Cap Growth Fund         Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------

--------------------------- ------------------------------ ----------------------------------- -----------------------
Growth Fund                 Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Nationwide Fund             Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Bond Fund                   Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Tax-Free Income Fund        Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Long-Term U.S. Government   Nationwide Life Insurance
Bond Fund                   Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Intermediate U.S.           Nationwide Life Insurance
Government Bond Fund        Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Money Market Fund           Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
S&P 500 Index Fund          Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Morley Capital              Nationwide Life Insurance
Accumulation Fund           Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Morley Enhanced Income      Nationwide Life Insurance
Fund                        Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Prestige  Large  Cap Value  Nationwide Life Insurance
Fund                        Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------

--------------------------- ------------------------------ ----------------------------------- -----------------------
Prestige Large Cap Growth   Nationwide Life Insurance
Fund                        Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Prestige Small Cap Fund     Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Prestige Balanced Fund      Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Prestige International      Nationwide Life Insurance
Fund                        Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Small Cap Index Fund        Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
International Index Fund    Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Bond Index Fund             Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Mid Cap Market Index Fund   Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Investor Destinations       Nationwide Life Insurance
Aggressive Fund             Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Investor Destinations       Nationwide Life Insurance
Moderately Aggressive Fund  Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Investor Destinations       Nationwide Life Insurance
Moderate Fund               Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------

--------------------------- ------------------------------ ----------------------------------- -----------------------
Investor Destinations       Nationwide Life Insurance
Moderately Conservative     Company
Fund                        One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Investor Destinations       Nationwide Life Insurance
Conservative Fund           Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
Value Opportunities Fund    Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------
High Yield Bond Fund        Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ ----------------------------------- -----------------------

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Trust at its principal office a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

                             ADDITIONAL INFORMATION

         With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the Shares of the Trust on a particular Proposal at the Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting, provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Broker-non-votes, as described below, will not be treated as votes present for purposes of determining whether a quorum exists. For purposes of determining whether Proposals 1 and 2 have been approved, abstentions and broker non-votes will neither be counted as for or against the particular Proposal. For purposes of determining whether Proposals 3 through 9 have been approved, abstentions and broker non-votes will be counted as "against" that Proposal. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

         The Trust will bear all costs in connection with the solicitation of proxies from shareholders of the Trust. It is not currently expected that there will be any solicitation other than by mail. However, the Trust may engage Shareholder Communications Corporation ("SCC") to assist in soliciting proxies by telephone or other means if the Trust determines that sufficient proxies to approve one or more Proposals will not likely be received prior to the date of the Meeting. At this time the material terms or cost of such an agreement, if any, with SCC have not been determined.

                                                   By Order of the Trustees



June __, 2000                                     Elizabeth A. Davin, Secretary

                                                                     PRELIMINARY

NATIONWIDE __________________ FUND

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

[name]
[address]

PLEASE DETACH AT PERFORATION BEFORE MAILING.
-------------------------------------------------------------------------------

NATIONWIDE MUTUAL FUNDS: NATIONWIDE __________ FUND

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Bryan Haft, Gregory Keifer and Karen Tackett, or any one of them, attorneys, with full power of substitution, to vote all shares of Nationwide Mutual Funds ("Trust") as indicated above which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at an office of the Trust at Three Nationwide Plaza, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at __:00 a.m., E.D.S.T., and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date:
      ------------------------------------------

------------------------------------------------

------------------------------------------------
      Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

-------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed     [  ] WITHHOLD authority to
    specified below as Trustees:   (except as marked to the         vote for all nominees.
                                   contrary below).

Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan, Joseph J.
Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas F. Kridler, Dimon R.
McFerson, Arden L. Shisler, and David C. Wetmore

    (INSTRUCTION: TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF SUCH
    NOMINEE(S) ON THE LINE
    BELOW.)


----------------------------------------------------------------------


2. To ratify the selection of KPMG LLP               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   as independent accountants of the Trust.

3. To amend the fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   policy regarding making loans for the Fund.

4. To amend the fundamental investment policy        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   regarding commodities and commodities
   contracts for the Fund.

5. To amend the fundamental investment policy        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   regarding real estate for the Fund.

6. To amend the fundamental investment policy        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   regarding borrowing and issuing senior
   securities for the Fund.

7. To amend the fundamental investment policy            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   with respect to diversification for the Fund.

8. To approve the reclassification of the                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   fundamental investment objective(s) of
   the Fund as nonfundamental.

9. To approve an amendment to the Investment             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   Advisory Agreement, between the Trust, on
   behalf of the Fund, and Villanova Mutual Fund
   Trust to increase the investment advisory fee
   for the Fund.


                                            -3-